SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 16, 2006




                                Blair Corporation

             (Exact name of registrant as specified in its charter)



          Delaware                 001-00878                  25-0691670
          --------                 ---------                  ----------
      (State or other        (Commission File No.)         (I.R.S. Employer
      Jurisdiction of                                    Identification No.)
       incorporation)


     220 Hickory Street, Warren, Pennsylvania                 16366-0001
     ----------------------------------------                 ----------
     (Address of Principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (814) 723-3600


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

In response to an article that appeared in a local northwest Pennsylvania newspaper on Wednesday, February 15, 2006, the President and Chief Executive Officer of Blair Corporation ("the Corporation") made the following statement, "Neither the board of directors or the senior management of the Corporation is aware of any expressed interest at this time in acquiring the Corporation."



Item 9.01.  Financial Statements and Exhibits.

         (a) Financial statements of businesses acquired.

                 Not applicable.

         (b) Pro forma financial information.

                 Not applicable.

         (c)   Exhibits

                 Not applicable.

                                   SIGNATURES
       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date:  February 17, 2006            Blair Corporation




                                    By:  /S/ JOHN E. ZAWACKI
                                         -------------------------------
                                         John E. Zawacki
                                         President and Chief Executive Officer



                                    By:  /S/ LARRY J. PITORAK
                                         -------------------------------
                                         Larry J. Pitorak
                                         Interim Chief Financial Officer